FIRST AMENDMENT TO LEASE OF LAND AND
                      ------------------------------------
                   IMPROVEMENTS LOCATED AT 4288 BODEGA AVENUE
                   ------------------------------------------


         This First Amendment to Lease of Land and Improvements Located at 4288 Bodega Avenue (this "First Amendment") is made and entered into as of April 27, 1999, by and between GIANNI NEVE and MARIA NEVE (COLLECTIVELY, "Landlord" without regard to number or gender) and VINIFERA, INC. ("Tenant").


                                    RECITALS
                                    --------

         A. Landlord is the owner of all of that certain real property commonly known as 4288 Bodega Avenue, Petaluma, California 94952 (the "Property").

         B. Landlord and Tenant entered into a written lease dated as of February 1, 1996 (the "Lease"), whereby Landlord leased the Property to Tenant for a five (5) year term, commencing on February 1, 1996 and expiring on January 31, 2001, at a rental of Twelve Thousand Five Hundred Dollars ($12,500.00) per month.

         C. Pursuant to Article 22 of the Lease, Landlord granted an option to purchase to Tenant (the "Original Option") exercisable by Tenant during the period February 1, 1996 through January 31, 1999. The Lease referred to and incorporated an option agreement dated as of February 1, 1996 (the "Original Option Agreement") and a purchase and sale agreement and escrow instructions dated as of February 1, 1996 (the "Purchase and Sale Agreement"). Pursuant to the Original Option Agreement, Landlord and Tenant recorded a Memorandum of Option to Purchase on May 7, 1996, in the Official Records of Sonoma County, Document No. 1996 0040886 (the "Original Memorandum of Option").

         D. Tenant duly exercised the Original Option on January 30, 1999. Subsequent to the exercise of the Original Option, Landlord requested Tenant to delay the purchase of the Property until February 1, 2001 for personal and financial reasons.

         E. Landlord and Tenant now wish to amend the Lease to extend the initial term, increase the Rent and grant Tenant a new Option to Purchase in accordance with the Option Agreement and Purchase and Sale Agreement attached hereto as EXHIBITS "A" AND "B", respectively.


                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to and do hereby amend the Lease in the following respects:

         1. DEFINED TERMS. All undefined terms used herein shall have the same respective meanings as are given to them in the Lease, unless expressly provided otherwise by the terms of this First Amendment.

         2. LEASE TERM. The initial term of the Lease is hereby extended to and including January 31, 2003.

         3. OPTIONS TO EXTEND. Landlord and Tenant hereby acknowledge that the two (2) five (5) year Options to Extend contained in Article 20 of the Lease shall remain in full force and effect. The first Option to Extend, if exercised by Tenant, will commence on February 1, 2003. The Base Rent for each year of the first five (5) year extension shall be one hundred five percent (105%) of the Base Rent for the last year of the original term of the Lease. The Base Rent for each year of the second five (5) year extension shall be one hundred five percent (105%) of the Base Rent for the last year of the first five (5) year extension.

         4. OPTION TO PURCHASE. Article 22 of the Lease is hereby deleted in its entirety and replaced with the following: Landlord grants to Tenant the Option to Purchase the Property in accordance with the provisions of the Option Agreement and the Purchase and Sale Agreement attached hereto as EXHIBITS "A" AND "B", respectively, which now replace EXHIBITS "C" AND "D" attached to the Lease. The Option to Purchase shall be exercisable by Tenant during the period February 1, 2001 to and including February 2, 2003 (the "Option Period").

         5. BASE RENT. The Base Rent payable by Tenant pursuant to the Lease shall be increased two percent (2%) per year commencing on February 1, 1999, as follows:

             PERIOD                                            MONTHLY BASE RENT
             ------                                            -----------------

             May 1, 1999 through January 31, 2000                    $12,750.00
             February 1, 2000 through January 31, 2001               $13,005.00
             February 1, 2001 through January 31, 2002               $13,265.00
             February 1, 2002 through January 31, 2003               $13,530.00

         6. ADDITIONAL SPACE. Landlord agrees to rent two units (the "Two Units") of the house structure located on the Property not occupied by Landlord to Tenant free of all tenants. Landlord shall be allowed to occupy the area in the house structure currently being occupied by Landlord during the term of this Lease. Landlord shall remove the tenants from the Two Units at Landlord's sole cost. Tenant shall pay rent to Landlord for the Two Units in the amount of Five Hundred Dollars ($500.00) per unit with the rent obligation to begin on delivery of possession. The lease for the Two Units shall provide in part that the units are leased "As-Is" and Tenant shall bear sole responsibility to maintain the premises.

         7.  MISCELLANEOUS.


             a. Except as modified herein, the Lease shall remain unmodified and in full force and effect.

             b. The provisions of this First Amendment shall bind and inure to the benefit of the heirs, representatives, successors and permitted assigns of the Parties hereto.

             c. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and same Agreement.

             d. The Parties agree to cooperate with one another and to execute any additional documents necessary to reflect the agreements contained herein.

         IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first written above.


LANDLORD:                             TENANT:


   /s/ Gianni Neve                    VINIFERA, INC.
---------------------------
    GIANNI NEVE

                                      By:       /s/ J. Bouckaert
                                               ------------------------------
  /s/ Maria Neve                                Joseph Bouckaert
---------------------------
    MARIA NEVE                        Its:        J. Bouckaert, President   _
                                               ------------------------------



                                      By:      /s/ J. Bouckaert
                                               ------------------------------
                                                Joseph Bouckaert
                                      Its:        J. Bouckaert, Secretary
                                               ------------------------------

                                   EXHIBIT "A"
                                   -----------
                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------

                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------

PARCEL ONE:

COMMENCING AT A POINT ON THE COUNTY HIGHWAY LEADING FROM PETALUMA TO BLOOMFIELD, SAID POINT BEING THE MOST SOUTHEASTERLY CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS; RUNNING THENCE DUE NORTH 800.43 FEET TO THE POINT OF COMMENCEMENT; THENCE RUNNING FROM SAID POINT OF COMMENCEMENT DUE NORTH 452 FEET; THENCE RUNNING NORTH 89o 26' 10" WEST 385 FEET; THENCE RUNNING SOUTH 0o 3' 30" EAST 452 FEET; THENCE RUNNING SOUTH 89o 26' 10" EAST 384 FEET TO THE POINT OF COMMENCEMENT.

PARCEL TWO:

COMMENCING AT THE SOUTHEAST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS. RUNNING THENCE FROM SAID POINT OF BEGINNING ALONG THE EASTERLY BOUNDARY OF SAID LANDS NORTH 800.43 FEET; THENCE NORTH 89o 26' 10" WEST 192.13 FEET; THENCE SOUTH 690.21 FEET AND THENCE SOUTH 59o 42' 20 " EAST 222.25 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT THE SOUTHEAST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS. FROM SAID POINT OF BEGINNING RUNNING NORTH
326.23 FEET; THENCE NORTH 89o 26' 10" WEST 192.13 FEET; THENCE SOUTH 216. 01 FEET; THENCE SOUTH 59o 42' 20" EAST 222.25 FEET TO THE POINT OF BEGINNING.

PARCEL THREE:

COMMENCING AT THE SOUTHWEST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS; RUNNING THENCE FROM SAID POINT OF BEGINNING ALONG THE WEST BOUNDARY OF SAID LANDS NORTH 0o 03' 30" WEST 580 FEET; THENCE SOUTH 89o 26' 10" EAST 192.13 FEET; THENCE SOUTH 690.21 FEET; THENCE NORTH 59o 42' 20" WEST 222.25 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT "B"
                                   -----------

               PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS
               ---------------------------------------------------

           PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS
           ---------------------------------------------------


         THIS PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (the "Agreement") is made as of April ___, 1999, by and between Gianni Neve and Maria Neve (COLLECTIVELY, "Seller" without regard to number or gender) and Vinifera, Inc., a California corporation "Buyer").


                                    ARTICLE I

                                    RECITALS
                                    --------

         This Agreement is entered into with reference to facts as follows:

         A. Buyer agrees to purchase from Seller and Seller agrees to sell to Buyer that certain real property commonly known as 4288 Bodega Avenue, Petaluma, California 94952, as described in EXHIBIT "A" attached hereto and incorporated herein, including all tangible and intangible personal property now or hereafter located on or about the property or used in connection with the property, including, without limitation, all governmental permits, approvals, authorizations, declarations and applications therefor obtained or filed in connection with the property, all agreements, understandings, reports, plans, maps, bonds, deposits, fees, studies, notices and other materials prepared, given, filed, or used, or to be used in connection with the property and all contracts, if any, entered into by Seller and approved by Buyer, which shall affect directly or indirectly the property (the "Property").

         B. This Agreement is entered into as a result of the exercise by Buyer of an option to purchase the Property as provided in the Option Agreement dated February 1, 1999, between Seller and Buyer ("the Option").

         NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS AND PROMISES OF THE PARTIES HERETO, AND OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH IS HEREBY ACKNOWLEDGED, THE PARTIES HERETO AGREE AS
FOLLOWS:

             1.1 PURCHASE PRICE. The purchase price (the "Price") for the Property is One Million, Three Hundred Thousand and No/100 Dollars ($1,300,000.00) payable BY Buyer at THE close of escrow.

             1.2 ESCROW. Within five (5) business days after the exercise of the Option, an escrow (the "Escrow") shall be opened with Chicago Title Company, 1101 College Avenue,

Santa Rosa, CA 95404 ("Chicago Title") (the "Escrow Holder"), or at such other title company acceptable to Seller and Buyer. This Agreement shall constitute escrow instructions to the Escrow Holder. Seller and Buyer shall execute such additional escrow instructions as may be reasonably required by Escrow Holder.

             1.3 TERM OF ESCROW. Escrow shall close within ninety (90) days following the exercise of the Option. The close of Escrow ("Close of Escrow") shall mean the date upon which the grant deed from Seller to Buyer is recorded in the Sonoma County Recorder's Office.


                                   ARTICLE II

                        CONDITIONS TO BUYER'S OBLIGATION
                        --------------------------------

         Buyer's obligations hereunder shall be contingent upon satisfaction of all of the matters listed as follows:

             2.1 TITLE. Chicago Title's issuance of an ALTA Extended Owner's Coverage Form Policy of Title Insurance with endorsements selected by Buyer (the "ALTA Policy"), with liability in the amount of the Price, showing title to the Property vested in Buyer, subject only to those exceptions approved by Buyer within thirty (30) days after the delivery to Buyer through Escrow of the Preliminary Report and legible copies of the exceptions of record; and also subject to those exceptions approved by Buyer within ten (10) days after Buyer's receipt of any ALTA supplemental title report. Escrow Holder is instructed to order immediately the Preliminary Report together with legible copies of all documents referred to therein. Seller agrees to convey title to the Property to the Buyer at close of Escrow free and clear of all monetary liens and encumbrances, excluding those items approved by Buyer. If Seller does not remove one or more such monetary encumbrances, liens or claims, in addition to all other remedies Buyer may have at law or in equity, Buyer may close Escrow on the scheduled closing date and offset dollar for dollar against the Price an amount equal to such monetary encumbrances, liens or claims. Seller shall convey title to the Property subject only to: 1) real estate taxes not yet due, and 2) covenants, conditions, restrictions, rights of way, and easements of record, if any, which do not materially affect the value or intended use of the Property.

             2.2. HAZARDOUS AND/OR TOXIC WASTES. Buyer shall have the right, but not the obligation, to determine, at its sole cost, whether hazardous or toxic wastes, underground storage tanks, substances, chemicals, solvents, asbestos, PCB's or any environmental conditions exist on or under the Property of any type, quantity or nature whatsoever which violate or may violate in any way any local, state or federal law, ordinance, rule or regulation for the protection of the environment or otherwise, or which would require further environmental testing or remediation by Seller. These provisions shall be liberally construed for the benefit of Buyer, and Buyer may rely on advice of its environmental consultants and counsel to determine whether or not it can satisfy this environmental contingency and condition to the Close of Escrow. If Buyer determines that the foregoing environmental contingency and condition to the Close of Escrow require remediation, Buyer shall provide written notice thereof to Seller and Seller shall, at its sole cost up to and including the sum of One Hundred Thousand and No/100 Dollars ($100,000), so remediate. If the cost of said remediation exceeds One Hundred Thousand and No/ 100 Dollars ($100,000), then Seller has no obligation to so remediate, and Buyer may, at Buyer's sole election: (1) continue with the purchase of the Property and receive a credit from Seller against the Purchase Price in the amount of One Hundred Thousand and No/100 Dollars ($100,000); or (2) terminate this Agreement without any further liability on the part of Buyer. If any remediation is undertaken pursuant to this Paragraph 2.2, Close of Escrow shall be delayed until certificates of compliance regarding such remediation have been issued from all appropriate government agency(ies).

             2.3 SELLER'S REPRESENTATIONS AND WARRANTIES. Seller's representations and warranties as set forth in Article 5 herein shall be true and correct as of the Close of Escrow. All conditions to the Close of Escrow, or to Buyer's obligations hereunder, are for Buyer's benefit only, and Buyer may waive all or any part of such rights by written notice to Seller and Escrow Holder.


                                   ARTICLE III

                                     CLOSING
                                     -------

             3.1 DOCUMENTS TO BE DELIVERED. At the Close of Escrow, Seller shall deliver to Buyer through Escrow original documents, which shall be in a form satisfactory to Buyer's counsel, as follows:

                 (A) A grant deed (the "Grant Deed") conveying the Property to
                     Buyer;

                 (B) An assignment of all guaranties and warranties relating to the Property, and a bill of sale (the "Bill of Sale") of the equipment and fixtures therein, if any; and

                 (C) All contracts affecting the Property, if any.

             At the Close of Escrow, the Escrow Holder shall cause the Grant Deed to be recorded in the Official Records of the Sonoma County Recorder's Office, and shall cause the Bill of Sale and the ALTA Policy to be delivered to Buyer.

             3.2 CLOSING COSTS AND PRORATIONS. Buyer shall be credited and Seller charged with security deposits or advance rentals made by Buyer under the Lease between Buyer and Seller dated as of February 1, 1996, as amended (the "Lease"). Escrow holder shall prorate the following between the parties as of the Close of Escrow: (a) real estate takes and personal property taxes for the year in which the sale closes; (b) rent payments under the Lease; (c) charges and fees paid or payable under service contracts which are assigned to Buyer;
(d) premiums payable under insurance assigned to Buyer at Buyer's request.; (e) and all other items which are customarily prorated. All prorations shall be based on a thirty (30) day month. Escrow Holder is to assume that all rents have been collected unless otherwise advised by Seller.

             3.3 UTILITIES. Seller shall have all meters read and final bills rendered for all utilities servicing the Property, including, without limitation, water, sewer, gas and electricity, for the period to and including the day preceding the Close of Escrow, and Seller shall pay such bills. Buyer shall arrange for utility service to the Property after the Close of Escrow.

             3.4 POSSESSION. Possession of the Property shall be given to Buyer at Close of Escrow.

                                   ARTICLE IV

                                    EXPENSES
                                    --------

             4.1 EXPENSES OF SELLER. Seller shall pay: (a) the documentary transfer tax applicable to this transaction; (b) the premium for a CLTA owner's title insurance policy; (c) one-half the Escrow fees; (d) expenses of clearing title; and (e) other costs or expenses not expressly provided for herein which a-re customarily paid by the seller in similar transactions.

             4.2 EXPENSES OF BUYER. Buyer shall pay: (a) all recording charges on any document recorded pursuant to this Agreement; (b) the difference between the premium for the ALTA Policy and the premium for a CLTA owner's title insurance policy; (c) the cost of any title endorsements requested by Buyer; (d) any costs associated with obtaining the consent of the holder of the existing loan to the transfer of the Property without accelerating or modifying the loan or the costs of obtaining a new loan and (e) one-half the Escrow fees.

                                    ARTICLE V

                      SELLER' S REPRESENTATIONS AND WARRANTIES
                      ----------------------------------------

         Seller represents, warrants and covenants, each of which shall be true in all respects as of the date of this Agreement and as of the date of Close of Escrow and shall survive the Close of Escrow and shall not merge with any deed, as follows:

             5.1 FIXTURES AND PERSONAL PROPERTY. Seller shall not remove any fixtures or personal property from the Property.

             5.2 ENVIRONMENTAL REPRESENTATION AND WARRANTIES. To the best of Seller's knowledge:

                 (A) Throughout the period of ownership of the Property by Seller and prior to February 1, 1996, there have been no notices, directives, violation reports or actions by any local, state or federal department or agency concerning environmental law or regulations;

                 (B) All underground storage tanks (the "USTs") will be removed from the Property prior to Close of Escrow by Seller at Seller's sole cost and expense and certificates of compliance as to removal of all the USTs from the appropriate governmental agency(ies) will be issued to Buyer;

                 (C) There are no soil or geological conditions which might impair or adversely affect the current use or future plans for use of the Property;

                 (D) None of the Property is located in an area identified by an agency or department of federal, state or local governments, or identified by Seller, as having special flood or mudslide hazards or wetlands;

                 (E) The business and operations of Seller have at all times been conducted in compliance in all material respects with all applicable local, state, federal and/or foreign laws, ordinances, regulations, orders and other requirements of governmental authorities in matters relating to the environment;

                 (F) There has been no spill, discharge, release, cleanup or contamination of or by any hazardous or toxic waste or substance used, generated, treated, stored, disposed of or handled by the Seller at the Property;

                 (G) No hazardous or toxic substances or wastes are located at, or have been removed from the Property; and

                 (H) There are no writs, injunctions, decrees, orders or judgments outstanding, or any actions, suits, claims, proceedings or investigations pending or, to Seller's knowledge, threatened, relating to compliance with or liability under any Environmental Law affecting the Property.

             5.3 DOCUMENTS. Seller shall deliver true, accurate and complete copies of contracts, surveys, drawings, plans and specifications describing the Property and known by Seller to exist. No documents supplied to Buyer by Seller contains any untrue statement of material fact or fails to state any fact, which would be necessary, considering the circumstances, to make the documents supplied not misleading.

             5.4 EXPENSES. At Close of Escrow, there will be no outstanding expenses not fully paid, except those expenses previously approved by Buyer in writing.

             5.5 CLAIM AGAINST THE PROPERTY. Seller has no knowledge of any pending or threatened claim or litigation against the Property and Seller has not received any notice from any governmental authority of defects in the Property or noncompliance with any applicable law, code or regulation.

             5.6 AUTHORIZATION FOR EXECUTION OF THE AGREEMENT. The persons executing this Agreement are authorized by the Seller to enter into the transaction described herein.

             5.7 EXECUTION OF FURTHER CONTRACTS. During the Escrow period, Seller shall not enter into any new lease, option to lease or extension of an existing lease or any other contract or agreement pertaining to the Property unless Seller shall first send to Buyer for approval a copy of the document it proposes to sign. Buyer shall have three (3) business days after receipt of the document to object in writing to Seller's signing of the document. Any such objection shall, in the case of any lease, lease option or lease extension, not be unreasonable. Buyer's failure to respond shall be deemed approval.


                                   ARTICLE VI

                                 INDEMNIFICATION
                                 ---------------

             6.1 INDEMNIFICATION. Seller and Seller's officers and directors agree to protect, indemnify, hold harmless and defend Buyer and any mortgagee, and each of their respective partners, directors, officers, agents and employees, successors and assigns, from and against:

                 (A) Any and all loss, cost, damage, liability or expense as incurred (including but not limited to attorneys' fees and legal costs) arising out of or related to any claim, suit or judgment brought by or in favor of any person or persons for damage, loss or expense due to, but not limited to, bodily injury, including death, or property damage sustained by such person or persons which arises out of, is occasioned by or is in any way attributable to the use or occupancy of the Property by Seller or the acts or omissions of Seller or its agents, employees, contractors, clients, invitees or subtenants except that caused by the sole active negligence of Buyer or its agents or employees. Such loss or damage shall include, but not be limited to, any injury or damage to, or death of, Buyer's employees or agents or damage to the Property.

                 (B) Any and all environmental damages which arise from: (i) the handling of any hazardous and/or toxic wastes by Seller, as referred to in Paragraph 2.2 herein, or (ii) the breach of any of the provisions in this Agreement. For the purpose of this Agreement, "environmental damages" shall mean
(a) all claims, judgments, damages, penalties, fines, costs, liabilities, and losses (including without limitation, diminution in the value of the Property, damages for the loss of or restriction on use of rentable or usable space or of any amenity of the Property; (b) all reasonable sums paid for settlement of claims, attorneys' fees, consultants' fees and experts' fees; and (c) all costs incurred by Buyer in connection with investigation or remediation relating to the handling of any hazardous and/or toxic wastes by Seller, as referred to in Paragraph 2.2 herein, whether or not required by any environmental laws, necessary for Buyer to make full economic use of the Property, or otherwise required under this Agreement. To the extent that Buyer is strictly liable under any environmental laws, Seller's obligation to Buyer and the other indemnities under the foregoing indemnification shall likewise be without regard to fault on Seller's part with respect to the violation of any environmental law which results in liability to the indemnitee. Seller's obligations and liabilities pursuant to this Section 6.1 shall survive the expiration or earlier termination of this Agreement and the Close of Escrow.

                                   ARTICLE VII

                                  MISCELLANEOUS
                                  -------------

             7.1 BROKER'S COMMISSION. Buyer and Seller acknowledge that, except as set forth herein, no broker's commission or finder's fee is payable in connection with this transaction; and each ("Indemnitor") agrees to indemnify and hold the other harmless from and against all liability, claims, demands, damages or costs of any kind whatsoever arising from or connected with any broker's or finder's fee, commission or charge claimed to be due any person arising from the Indemnitor's conduct with respect to this transaction.

             7.2 CONDEMNATION AND CASUALTY.

                 (A) If, before the Closing (as defined in the Purchase and Sale Agreement), Seller receives notice that the Property is to be wholly condemned, or to be condemned in such substantial part as would materially and adversely effect the Buyer's ability to operate its business on the Property, or if the Property is wholly destroyed by fire or other casualty, or if so much of the Property is damaged by fire or other casualty to the extent that the cost of repairing such damage shall amount to at least twenty-five percent (25%) of the Purchase Price as determined by the casualty insurer insuring the Property, then, in any such event, Buyer, in the event it has already exercised the Option, shall have the right to terminate this Agreement by delivering notice of such termination in writing to Seller within (30) days after receipt of notice of such condemnation or casualty, and Seller and Buyer shall each be released and discharged from any obligation to each other hereunder; provided, however, that if Buyer elects not to terminate this Agreement after it has exercised the Option, the purchase contemplated herein shall be consummated without reduction to the Purchase Price, but Buyer shall be entitled to all proceeds of fire or other casualty insurance or condemnation, and Seller shall have no responsibility for the restoration and repair of the Property.

                 (B) If, prior to the Closing (assuming Buyer has exercised its Option), the Property is damaged by fire or other casualty to the extent that the cost of repairing or restoring the same shall be less than an amount equal to twenty-five percent (25%) of the Purchase Price or if Seller receives notice that the Property is to be partially condemned but without materially and adversely effecting Buyer's ability to operate its business on the remaining portion of the Property, then, in any such event, the Closing shall proceed as scheduled and Seller shall assign to Buyer the proceeds of any casualty insurance or any condemnation award, as the case may be, and Seller shall have no responsibility for restoration or repair of the Property. In the event all or a part of the Property is appropriated during the Option Period and Buyer elects not to proceed with the Closing, Buyer will have a compensable interest and a right to share in the condemnation award to the extent that the excess, if any, of the total award is above the Purchase Price.

             7.3 ASSIGNMENT. Buyer may assign its rights under this Agreement, to any other person, firm or entity.

             7.4 NOTICES. All notices, demands and requests which may be given by either party to the other, or to Escrow Holder, shall be in writing and shall be deemed served upon personal delivery or, alternatively, by mailing the same by registered or certified mail, postage prepaid, addressed to the party to be notified at the address as set forth in Paragraphs 7.25 and 7.26 herein, or addressed to such other address or addresses as either party may from time to time designate to the other in writing or, if addressed to Escrow Holder, at the address in Paragraph

1.2 herein. All notices to Escrow Holder shall make specific reference to the escrow number of the Escrow. Any notice shall be deemed to have been served at the time the same was posted.

             7.5 INTENTIONALLY OMITTED.

             7.6 ARHITRATION OF DISPUTES. ANY CONTROVERSY ARISING FROM THIS AGREEMENT OR ITS BREACH SHALL BE DETERMINED BY ONE (1) ARBITRATOR APPOINTED AS SET FORTH AS FOLLOWS:

         WITHIN TEN (10) DAYS AFTER A NOTICE BY EITHER PARTY TO THE OTHER REQUESTING ARBITRATION AND STATING THE BASIS OF THE PARTY'S CLAIM, THE REQUESTING PARTY SHALL COMMENCE AN ARBITRATION PROCEEDING EITHER UNDER THE AUSPICES OF THE AMERICAN ARBITRATION ASSOCIATION (AAA) OR JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (JAMS). THE ARBITRATION SHALL BE CONDUCTED UNDER THE RULES OF THE ORGANIZATION SELECTED AND CODE OF CIVIL PROCEDURE SECTIONS 1280 THROUGH 1294.2, INCLUDING THE RIGHT TO DISCOVERY. ALL NOTICES, INCLUDING NOTICES UNDER CODE OF CIVIL PROCEDURE SECTION 1290.4, SHALL BE GIVEN AS PROVIDED IN PARAGRAPH 6.4 HEREIN.

         NOTICE: BY INITIALING IN THE SPACE BELOW, YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW, AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL BY INITIALING IN THE SPACE BELOW, YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS SUCH RIGHTS ARE SPECIFICALLY INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY.

         WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE "ARBITRATION OF DISPUTES" PROVISION TO NEUTRAL ARBITRATION.

         SELLER'S INITIALS                           BUYER'S INITIALS

               /s/ MN                                      /s/JB
           ----------                                   -----------
              /S/ GN

             7.7 FEDERAL REPORTING REQIREMENTS. Buyer and Seller acknowledge that IRC Section 6045(e) requires that the amount of gross proceeds from a real estate transaction be reported to the IRS. Buyer and Seller hereby instruct Escrow Holder to comply with IRC Section 6045(e) and make said report. Seller hereby instructs Escrow Holder to report the gross proceeds of this sale to the IRS on Form 1099-B or W-9 or any subsequently approved IRS form.

             7.8 FEDERAL WITHHOLDING. So that Buyer may comply with the Foreign Investment in Real Property Tax Act ("FIRPTA"), Seller hereby declares under penalty of perjury that he/she is not a foreign person or non-resident alien as defined in FIRPTA. Seller shall provide Buyer with such additional information and affidavits as may be necessary for Buyer to comply with FIRPTA.

             7.9 STATE WITHHOLDING. California Revenue and Taxation Code Sections 18805 and 26131 require a buyer of real property to withhold California income taxes from escrow funds if all of the following conditions are met:

                 (a) The buyer has received a standard notification of the withholding requirements established by the Act;

                 (b) The selling price is greater than One Hundred Thousand and No/100 Dollars ($100,000.00);

                 (c) The seller has not received a California Homeowner's Property Tax Exemption during the year of the sale; and

                 (d) The funds from the transaction are to be disbursed to either:

                     (i) A seller with a last known street address outside of
             California, or

                    (ii) A financial intermediary of the seller if the seller is a nonresident of California.

         The withholding rate is three and one-half percent (31/2%) of the selling price. Seller may request a waiver by contacting:

                           Franchise Tax Board
                           Withholding at Source Unit
                           P.0. Box 651
                           Sacramento, CA 95812-0651
                           (916) 369-4900

             7.10 PRELIMINARY CHANGE OF OWNERSHIP REPORT. Buyer is aware that any person acquiring an interest in real property must file a Preliminary Change of Ownership Report with the County Recorder or Tax Assessor upon recording any documents effecting a change of ownership unless the document is accompanied by an affidavit that the transferee is not a resident of California. Failure to file may result in an additional recording fee for the Buyer.

             7.11 REASSESSMENT. Property will be reassessed upon a change of ownership. This will affect the taxes to be paid. A supplemental tax bill may be issued, which shall be paid as follows: (a) for periods after the Close of Escrow, by Buyer, and (b) for periods before the Close of Escrow by Seller. Tax bills issued after the Close of Escrow shall be handled directly between Buyer and Seller.

             7.12 WAIVER. The waiver of any provision of this Agreement shall be invalid unless evidenced by a writing signed by the party to be charged therewith. The waiver of, or failure to enforce, any provision of this Agreement shall not be a waiver of any further breach of such provision or of any other provision hereof. The waiver by either or both parties of the time for performing an act shall not be a waiver of the time for performing any other act or acts required hereunder.

             7.13. MODIFICATIONS. No change or addition to this Agreement or any part hereof shall be valid unless in writing and signed by each of the parties hereto.

             7.14 SUCCESSORS AND ASSIGNS. Except as expressly provided herein, this Agreement and the obligations of Seller and Buyer contained herein shall bind and benefit the successors and assigns of the parties hereto.

             7.15 GOVERNING LAW. This Agreement shall be governed by California law.

             7.16 HEADINGS. The headings in this Agreement are for convenience only and shall not be used to interpret this Agreement.

             7.17 FURTHER ACTS. Each party agrees to take such further action and to execute and deliver such further documents as may be necessary to carry out the purposes of this Agreement.

             7.18 ATTORNEYS' FEES AND COSTS. If either party incurs attorneys' fees and/or costs to enforce this Agreement or because of a breach of this Agreement by the other party, the prevailing party shall be entitled to recover from the losing party, in addition to any other relief, its actual attorneys' fees and costs irrespective of whether or not the action or other proceeding is prosecuted to judgment and irrespective of any court schedule of reasonable attorneys' fees.

             7.19 TIME. Time is of the essence of this Agreement.

             7.20 EXCHANGE TRANSACTION. Buyer Agrees upon the request of Seller to cooperate with Seller enclosing this transaction as an exchange pursuant to IRC Section 1031, provided Buyer shall incur no additional expense or liability in connection therewith and is not required to take title to any property in connection with such exchange.

             7.21 ENTIRE AGREEMENT. This Agreement contains all of the agreement and understandings relating to the purchase of the Property and the obligations of Seller and Buyer in connection therewith. Seller has not made, and Buyer is not relying upon, any warranties, representations, promises or statements made by Seller, or any agent of Seller, except as expressly set forth herein. This Agreement supersedes any and all prior agreements and understandings between Seller and Buyer and alone expresses the agreement of the parties.

             7.22 FORCE MAJEURE. The parties shall incur no liability to the other with respect to, and shall not be responsible for, any failure to perform any of the obligations hereunder if such failure is caused by reason of strike, other labor trouble, governmental rule, regulations, ordinance, statute or interpretation, or by fire, earthquake, civil commotion, or failure or disruption of utility services, or any and all other causes reasonably beyond control of the parties. The amount of time for the parties to perform any of the obligations hereunder shall be extended by the amount of time the party is delayed in performing such obligation by reason of such force majeure occurrence.

             7.23 INTERPRETATION. Seller and Buyer acknowledge that they have read and reviewed this Agreement and that they have had the opportunity to confer with counsel in negotiation of this Agreement. Accordingly, this Agreement shall be construed neither for nor against Seller or Buyer, but shall be given a fair and reasonable interpretation in accordance with the meaning of its terms and intent of the parties.

             7.24 NUMBER AND GENDER. All terms and words used in this Agreement, regardless of the number and gender in which they are used, shall be deemed to include the appropriate number and gender, as the contacts may require.

             7.25 SELLER'S ADDRESS FOR NOTICES. The term "Seller's Address for Notice" shall mean:

                  (a)      For Gianni Neve:          4288 Bodega Avenue
                                                     Petaluma, CA 94952

                  (b)      For Maria Neve:           1109 Lohrman Lane
                                                     Petaluma, CA 94952

             7.26 BUYER'S ADDRESS FOR NOTICES. The term "Buyer's Address for Notices" shall mean:

             7.27 EXHIBITS. Exhibit "A" (Property Description) are incorporated in this Agreement by reference and made a part hereof

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SELLER:                                BUYER:

                                       VINIFERA INC., A CALIFORNIA
                                       CORPORATION

   /s/ Gianni Neve
-------------------------------
    GIANNI NEVE
                                       By:   /s/ J. Bouckaert
                                           -------------------------------------
   /s/ Maria Neve                               Joseph Bouckaert
-------------------------------        Its:     J. Bouckaert; Presiden
    MARIA NEVE                             -------------------------------------


                                       By:  /s/ J. Bouckeart
                                           -------------------------------------
                                                    Joseph Bouckeart
                                       Its:     J. Bouckaert; Secretary
                                           -------------------------------------

                                   EXHIBIT "A"

                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------

PARCEL ONE:

COMMENCING AT A POINT ON THE COUNTY HIGHWAY LEADING FROM PETALUMA TO BLOOMFIELD, SAID POINT BEING THE MOST SOUTHEASTERLY CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS; RUNNING THENCE DUE NORTH 800.43 FEET TO THE POINT OF COMMENCEMENT; THENCE RUNNING FROM SAID POINT OF COMMENCEMENT DUE NORTH 452 FEET; THENCE RUNNING NORTH 89o 26' 10" WEST 385 FEET; THENCE RUNNING SOUTH 0o 3' 30" EAST 452 FEET; THENCE RUNNING SOUTH 89o 26' 10" EAST 384 FEET TO THE POINT OF COMMENCEMENT.

PARCEL TWO:

COMMENCING AT THE SOUTHEAST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS. RUNNING THENCE FROM SAID POINT OF BEGINNING ALONG THE EASTERLY BOUNDARY OF SAID LANDS NORTH 800.43 FEET; THENCE NORTH 89o 26' 10" WEST 192.13 FEET; THENCE SOUTH 690.21 FEET AND THENCE SOUTH 59o 42' 20" EAST 222.25 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT THE SOUTHEAST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS. FROM SAID POINT OF BEGINNING RUNNING NORTH
326.23 FEET; THENCE NORTH 89o 26' 10" WEST 192.13 FEET; THENCE SOUTH 216.01 FEET; THENCE SOUTH 59o 42' 20" EAST 222.25 FEET TO THE POINT OF BEGINNING.

PARCEL THREE:

COMMENCING AT THE SOUTHWEST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS; RUNNING THENCE FROM SAID POINT OF BEGINNING ALONG THE WEST BOUNDARY OF SAID LANDS NORTH 0o 03' 30" WEST 580 FEET; THENCE SOUTH 89o 26'10" EAST 192.13 FEET; THENCE SOUTH 690.21 FEET; THENCE NORTH 59o 42' 20" WEST 222.25 FEET TO THE POINT OF BEGINNING.

         RECORDING REQUESTED BY AND
         WHEN RECORDED RETURN TO:

         HAAS & NAJARIAN
         58 MAIDEN LANE, SECOND FLOOR
         SAN FRANCISCO, CA 94108
         ATTENTION:  ROBERT C. NICHOLAS

         MAIL TAX STATEMENTS TO:

         VINIFERA INC.
         775 BAYWOOD DRIVE, SUITE 213
         PETALUMA, CA 94954



--------------------------------------------------------------------------------
                SPACE ABOVE THIS LJNE RESERVED FOR RECORDER'S USE


                          NOTICE OF EXERCISE OF OPTION
                          ----------------------------


         THIS NOTICE OF EXERCISE OF OPTION (the "Notice") serves to notify Gianni Neve and Maria Neve (collectively, "Optionor" without regard to number or gender) of Vinifera, Inc.'s ("Optionee") exercise of the option to purchase (the "Option") all that certain real property commonly known as 4288 Bodega Avenue, Petaluma, California (94952) (the "Property"), as depicted in EXHIBIT "A" attached hereto and incorporated herein.

         1. The specific terms and conditions of Optionee's Option are set forth in the Option Agreement (the "Agreement") dated February 1, 1999. All of the terms and conditions of the Agreement are incorporated herein by this reference.

         2. This Notice may be served by Optionee as set forth in Paragraph 20 of the Agreement.

DATED:
       --------------------------------

VINIFERA INC., A CALIFORNIA CORPORATION

By:
    -----------------------------------

Its:
     ----------------------------------

By:
    -----------------------------------

Its:
     ----------------------------------

  PARCEL ONE:

  COMMENCING AT A POINT ON THE COUNTY HIGHWAY LEADING FROM PETALUMA TO BLOOMFIELD, SAID POINT BEING THE MOST SOUTHEASTERLY CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS; RUNNING THENCE DUE NORTH 800.43 FEET TO THE POINT OF COMMENCEMENT; THENCE RUNNING FROM SAID POINT OF COMMENCEMENT DUE NORTH 452 FEET; THENCE RUNNING NORTH 89o 26' 10", WEST 385 FEET; THENCE RUNNING SOUTH 0o 3' 30" EAST 452 FEET; THENCE RUNNING SOUTH 89o 26' 10" EAST 384 FEET TO THE POINT OF COMMENCEMENT.

  PARCEL TWO:

  COMMENCING AT THE SOUTHEAST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS. RUNNING THENCE FROM SAID POINT OF BEGINNING ALONG THE EASTERLY BOUNDARY OF SAID LANDS NORTH 800.43 FEET; THENCE NORTH 89o 26' 10" WEST 192.13 FEET; THENCE SOUTH 690.21 FEET AND THENCE SOUTH 59o 42' 20" EAST 222.25 FEET TO THE POINT OF BEGINNING.

  EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

  BEGINNING AT THE SOUTHEAST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS. FROM SAID POINT OF BEGINNING RUNNING NORTH 326.23 FEET; THENCE NORTH 89o 26' 10" WEST 192.13 FEET; THENCE SOUTH
  216. 01 FEET; THENCE SOUTH 59o 42' 20" EAST 222.25 FEET TO THE POINT OF BEGINNING.

  PARCEL THREE:

  COMMENCING AT THE SOUTHWEST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS; RUNNING THENCE FROM SAID POINT OF BEGINNING ALONG THE WEST BOUNDARY OF SAID LANDS NORTH 0o 03' 30" WEST 580 FEET; THENCE SOUTH 89o 26' 10" EAST 192.13 FEET; THENCE SOUTH 690.21 FEET; THENCE NORTH 59o 42' 20 " WEST 222.25 FEET TO THE POINT OF BEGINNING.









                                   EXHIBIT "A"

                                   EXHIBIT "B"
                                   -----------

                        MEMORANDUM OF OPTION TO PURCHASE
                        --------------------------------

         RECORDING REQUESTED BY AND
         WHEN RECORDED RETURN TO:

         HAAS & NAJARIAN
         58 MAIDEN LANE, SECOND FLOOR
         SAN FRANCISCO, CA 94108
         ATTENTION:  ROBERT C. NICHOLAS

         MAIL TAX STATEMENTS TO:

         VINIFERA INC.
         775 BAYWOOD DRIVE, SUITE 213
         PETALUMA, CA 94954



--------------------------------------------------------------------------------
                SPACE ABOVE THIS LJNE RESERVED FOR RECORDER'S USE


                           MEMORANDUM OF OPTION TO PURCHASE
                           --------------------------------

         This Memorandum of Option ("Memorandum") is made as of February 1, 1999, by and between Gianni Neve and Maria Neve (collectively, "Optionor" without regard to number or gender) and Vinifera, Inc., a California corporation ("Optionee").

         1. Optionor hereby grants to Optionee an option to purchase (the "Option") all of that certain real property commonly known as 4288 Bodega Avenue, Petaluma, California 94952 (the "Property"), as depicted in EXHIBIT "A" attached hereto and incorporated herein.

         2. The specific terms and conditions of Optionee's Option are set forth in the Option Agreement (the "Agreement") dated February 1, 1999. All of the terms and conditions of the Agreement are incorporated herein by this reference.

         3.  The term of the Option expires at midnight on February 2, 2003.

         4. Any party who is interested in acquiring an interest in the Property should contact the Optionor and Optionee. Optionor's address is:

                         a.       For Gianni Neve:     4288 Bodega Avenue
                                                       Petaluma, CA 94952

                         b.       For Maria Neve:      1109 Lohrman Lane
                                                       Petaluma, CA 94952

         Optionee's address is:

         Vinifera, Inc., 775 Baywood Drive, Suite 213, Petaluma, CA 94954.

         IN WITNESS WHEREOF, the parties hereto have executed this Memorandum as of the date first above written.


OPTIONOR:                              OPTIONEE:

                                       VINIFERA INC., A CALIFORNIA
                                       CORPORATION

  /s/ Gianni Neve
-------------------------------
    GIANNI NEVE
                                       By:   /s/ J. Bouckaert
                                           -------------------------------------
    /s/ Maria Neve                             Joseph Bouckaert
-------------------------------        Its:     J. Bouckaert; President
    MARIA NEVE                             -------------------------------------


                                       By:    /s/ J. Bouckeart
                                           -------------------------------------
                                                Joseph Bouckeart
                                       Its:     J. Bouckaert; Secretary
                                           -------------------------------------

STATE OF CALIFORNIA        )
                           ) SS
COUNTY OF SONOMA           )


             On this 28th day of April, 1999, before me, a Notary Public, State of California, duly commissioned and sworn, personally appeared: Maria Neve known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same.


Official Seal:                          /S/ Dee A. J. Hernlund
                                       ----------------------------------------
                                       Notary Public
                                       My Commission Expires:   March 28, 2003
                                                             ------------------





          Dee A. J. Hernlund
          Comm. #1214328
          NOTARY PUBLIC - CALIFORNIA
          Sonoma County
          My Comm. Expires Mar. 28, 2003

STATE OF CALIFORNIA        )
                           ) SS
COUNTY OF SONOMA           )

             On this 28th day of April, 1999, before me, a Notary Public, State of California, duly commissioned and sworn, personally appeared: Gianni Neve known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same.


Official Seal:                          /S/ Dee A. J. Hernlund
                                       ----------------------------------------
                                       Notary Public
                                       My Commission Expires:    March 28, 2003
                                                             -------------------





          Dee A. J. Hernlund
          Comm. #1214328
          NOTARY PUBLIC - CALIFORNIA
          Sonoma County
          My Comm. Expires Mar. 28, 2003

STATE OF CALIFORNIA        )
                           ) SS
COUNTY OF SONOMA           )

             On this 28th day of April, 1999, before me, a Notary Public, State of California, duly commissioned and sworn, personally appeared: Joseph A. Bouckaert known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same.


Official Seal:                          /S/ Dee A. J. Hernlund
                                       ----------------------------------------
                                       Notary Public
                                       My Commission Expires:    March 28, 2003
                                                             -------------------





          Dee A. J. Hernlund
          Comm. #1214328
          NOTARY PUBLIC - CALIFORNIA
          Sonoma County
          My Comm. Expires Mar. 28, 2003

                                  EXHIBIT "A"

                          LEGAL DESCRIPTION OF PROPERTY
                          -----------------------------

  PARCEL ONE:



COMMENCING AT A POINT ON THE COUNTY HIGHWAY LEADING FROM PETALUMA TO BLOOMFIELD, SAID POINT BEING THE MOST SOUTHEASTERLY CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS; RUNNING THENCE DUE NORTH 800.43 FEET TO THE POINT OF COMMENCEMENT; THENCE RUNNING FROM SAID POINT OF COMMENCEMENT DUE NORTH 452 FEET; THENCE RUNNING NORTH 89o 26' 10" WEST 385 FEET; THENCE RUNNING SOUTH 0o 3' 30" EAST 452 FEET; THENCE RUNNING SOUTH 89o 26' 10" EAST 384 FEET TO THE POINT OF COMMENCEMENT.

PARCEL TWO:

COMMENCING AT THE SOUTHEAST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS. RUNNING THENCE FROM SAID POINT OF BEGINNING ALONG THE EASTERLY BOUNDARY OF SAID LANDS NORTH 800.43 FEET; THENCE NORTH 89o 26' 10" WEST 192.13 FEET; THENCE SOUTH 690.21 FEET AND THENCE SOUTH 59o 42' 20" EAST 222.25 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING DESCRIBED PARCEL:

BEGINNING AT THE SOUTHEAST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS. FROM SAID POINT OF BEGINNING RUNNING NORTH
326.23 FEET; THENCE NORTH 89o 26' 10" WEST 192.13 FEET; THENCE SOUTH 216.01 FEET; THENCE SOUTH 59o 42' 20" EAST 222.25 FEET TO THE POINT OF BEGINNING.

PARCEL THREE:

COMMENCING AT THE SOUTHWEST CORNER OF THE LANDS DESCRIBED IN VOLUME 232 OF DEEDS AT PAGE 56, SONOMA COUNTY RECORDS; RUNNING THENCE FROM SAID POINT OF BEGINNING ALONG THE WEST BOUNDARY OF SAID LANDS NORTH 0o 03' 30" WEST 580 FEET; THENCE SOUTH 89o 26' 10" EAST 192.13 FEET; THENCE SOUTH 690.21 FEET; THENCE NORTH 59o 42' 20" WEST 222.25 FEET TO THE POINT OF BEGINNING.

                                   EXHIBIT "A"
                                   -----------

                                OPTION AGREEMENT
                                ----------------



         THIS OPTION AGREEMENT (the "Agreement") is made as of April 1999, by and between GIANNI NEVE and MARIA NEVE (COLLECTIVELY, "Optionor", without regard to number or gender) and VINIFERA, INC., a California corporation ("Optionee").


                                    RECITALS
                                    --------

         This Agreement is entered into with reference to the following facts:

         A. Optionor is the owner of all of that certain real property commonly known as 4288 Bodega Avenue, Petaluma, California 94952 (the "Property"), as more particularly described in EXHIBIT "A", incorporated herein by this reference.

         B. Optionor, as landlord, and Optionee, as tenant, entered into a written lease dated as of February 1, 1996 (the "Lease"), whereby Optionor leased the Property to Optionee for a five (5) year term, commencing on February 1, 1996 and expiring on January 31, 2001, at a rental of Twelve Thousand Five Hundred Dollars ($12,500.00) per month.

         C. Pursuant to Article 22 of the Lease, Optionor granted an option to purchase to Optionee (the "Original Option") exercisable by Optionee during the period February 1, 1996 through January 31, 1999. The Lease referred to and incorporated an option agreement dated as of February 1, 1996 (the "Original Option Agreement") and a purchase and sale agreement and escrow instructions dated as of February 1, 1996 (the "Purchase and Sale Agreement"). Pursuant to the Original Option Agreement, Optionor and Optionee recorded a Memorandum of Option to Purchase on May 7, 1996, in the Official Records of Sonoma County, Document No. 1996 0040886 (the "Original Memorandum of Option").

         D. Optionee duty exercised the Original Option on January 30, 1999. Subsequent to the exercise of the Original Option, Optionor requested Optionee to delay the purchase of the Property until February 1, 2001 for personal and financial reasons.

         E. Optionee now rescinds its exercise of the Original Option and Optionor and Optionee desire to terminate the Original Option and create a new one pursuant to the terms, promises and covenants contained in this Agreement.


                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionor and Optionee agree as follows:

             1. DEFINED TERMS. All undefined terms used herein shall have the same meanings as are given to them in the Lease, as amended by the First Amendment, unless expressly provided otherwise by the terms of this Agreement.

             2. RECITALS. The Recitals set forth above are incorporated into this Agreement and are true and correct.

             3. RESCISSION. Optionee rescinds its Notice of Exercise of Option dated January 30, 1999 effective upon the execution of this Agreement by Optionor or Optionee.

             4. TERMINATION OF ORIGINAL OPTION AGREEMENT. Optionor and Optionee agree to terminate the Original Option Agreement upon the mutual execution of this Agreement. Optionee agrees to execute a release, quitclaim deed, or any other document required by Optionor or a title insurance company to verify the termination of the Original Option Agreement and the Original Memorandum of Option.

             5. GRANT OF 0PTION TO PURCHASE. Optionor hereby grants to Optionee a new Option to Purchase the Property (the "Option") upon all of the terms, covenants and conditions hereinafter set forth.

             6. OPTION CONSIDERATION. As consideration for the Option, Optionee has agreed to rescind the Original Option, postpone the purchase of the Property under the Original Option, extend the initial term of the Lease to January 31, 2003 and pay the increased Rent pursuant to the First Amendment to Lease to which this Agreement is attached. In further consideration of the Option, Optionce must obtain and deliver to Optionor, at Optionee's expense, a Preliminary Title Report issued by a title company acceptable to both Optionor and Optionee covering the Property. In further consideration of the granting of this Option, Optionee must provide to Optionor, at Optionee's expense, all inspection and environmental reports, studies, drawings and other documents prepared by or on behalf of Optionee in connection with its investigation of the Property.

             7. MEMORANDUM OF OPTION OF PURCHASE. Optionor has duly executed, acknowledged and delivered to Optionee a Memorandum of Option to Purchase in the form attached hereto as EXHIBIT "B" and agrees that Optionee may cause such Memorandum of Option to Purchase to be recorded. Optionee agrees to execute, acknowledge and deliver to Optionor a Quitclaim Deed to the Property promptly at the request of Optionor if Optionee does not exercise the Option to clear Optionor's title. Optionor shall bear any expenses of recording of such instrument.

             8. TERM OF OPTION AND EXERCISE. The term of this Option shall commence on February 1, 1999, and shall expire at midnight on January 31, 2003 (the "Option Period"). If not exercised during the Option Period, the Option shall automatically and without further notice, act or documentation by any party expire on the aforementioned date. Optionee may exercise this Option at any time AFTER February 1, 2001 by giving Optionor written notice, as set forth in Paragraph 20 below of its intention to exercise the Option. As soon as reasonably practicable after exercise of the Option, Optionor and Optionee shall execute and cause to be recorded in the Sonoma County Recorder's Office a Notice of Exercise of Option in the form attached hereto as EXHIBIT "C".

             9. PURCHASE PRICE. The Purchase Price (the "Price") which Optionee agrees to pay Optionor for the Property following the exercise of the Option is the sum of One Million Three Hundred Thousand Dollars ($1,300,000.00). The Price shall be payable as follows: The Price will be paid pursuant to the Purchase and Sale Agreement.

             10. ESCROW. See the Purchase and Sale Agreement, Paragraphs 1.2 and 1.3.

             11. CONDITION OF TITLE UPON CLOSING. See the Purchase and Sale Agreement, Paragraphs 2.2 and 2.3.

             12. CONDEMNATION AND CASUALTY.

                 (a) If, before the Closing (as defined in the Purchase and Sale Agreement), Optionor receives notice that the Property is to be wholly condemned, or to be condemned in such substantial part as would materially and adversely effect the Optionee's ability to operate its business on the Property, or if the Property is wholly destroyed by fire or other casualty, or if so much of the Property is damaged by fire or other casualty to the extent that the cost of repairing such damage shall amount to at least twenty-five percent (25%) of the Purchase Price as determined by the casualty insurer insuring the Property, then, in any such event, Optionee, in the event it has already exercised the Option, shall have the right to terminate this Agreement by delivering notice of such termination in writing to Optionor within thirty (30) days after receipt of notice of such condemnation or casualty, and Optionor and Optionee shall each be released and discharged from any obligation to each other hereunder; provided, however, that if Optionee elects not to terminate this Agreement after it has exercised the Option, the purchase contemplated herein shall be consummated without reduction to the Purchase Price, but Optionee shall be entitled to all proceeds of fire or other casualty insurance or condemnation, and Optionor shall have no responsibility for the restoration and repair of the Property.

                 (b) If, prior to the Closing (assuming Optionee has exercised its Option), the Property is damaged by fire or other casualty to the extent that the cost of repairing or restoring the same shall be less than an amount equal to twenty-five percent (25%) of the Purchase Price or if Optionor receives notice that the Property is to be partially condemned but without materially and adversely effecting Optionee's ability to operate its business on the remaining portion of the Property, then, in any such event, the Closing shall proceed as scheduled and Optionor shall assign to Optionee the proceeds of any casualty insurance or any condemnation award, as the case may be, and Optionor shall have no responsibility for restoration or repair of the Property. In the event all or a part of the Property is appropriated during the Option Period and Optionee elects not to proceed with the Closing, Optionee will have a compensable interest and a right to share in the condemnation award to the extent that the excess, if any, of the total award is above the Purchase Price.

             13. TIME OF THE ESSENCE; FAILURE TO EXERCISE OPTION. Time is of the essence with regard to this Agreement. If the Option is not exercised in the manner as set forth in Paragraph 8 above, Optionee shall have no interest whatsoever in the Property, subject to Paragraph 14 below, and the Option may not be revived by any subsequent payment or any further action by Optionee.

             14. REINSTATEMENT OF LEASE. In the event Optionee exercises the Option and then fails to Close, the Lease shall be reinstated and shall remain in full force and effect just as though Optionee had never exercised the Option. The Optionee's obligation to pay rent shall continue until close of escrow on the exercise of the Option.

             15. OPTIONOR'S ADDRESS FOR NOTICE. The term "Optionor's Address for
              Notice" shall mean:

                        (a)       For Gianni Neve:     4288 Bodega Avenue
                                                       Petaluma, CA 94952

                        (b)       For Maria Neve:      1109 Lohrman Lane
                                                       Petaluma, CA 94952

             16. RETENTION OF CONSIDERATION. In the event the Option or an extension thereof is not exercised, all sums paid and services rendered to Optionor by Optionee will be retained by Optionor in consideration of the granting of the Option.

             17. ASSIGNMENT OF OPTION. Optionee may at any time during the Option Period assign this Agreement; provided, however, that an assignment will be effective only on tile giving of ten (10) days written notice of the assignment by Optionee to Optionor.

             18. ATTORNEYS' FEES. If either Optionor or Optionee shall commence any action or other proceeding against the other arising out of, or relating to, this Agreement, the prevailing party shall be entitled to recover from the losing party, in addition to any other relief, its actual Attorneys' Fees irrespective of whether or not the action or other proceeding is prosecuted to judgment and irrespective of any court schedule of reasonable attorneys' fees.


             19. INDEMNIFICATION. Should Optionor be made a party to any litigation instituted by Optionee against a party other than Optionor, or by a third party against Optionee,

Optionee shall indemnify, hold harmless and defend Optionor against any and all loss, cost, liability, damage or expense incurred by Optionor, including attorneys' fees, in connection with the litigation.

             20. NOTICE OF EXERCISE OF OPTION. Notice to Optionor of exercise of Option by Optionee may be served, as an alternative to personal service, by mailing the same by registered or certified mail, postage prepaid, addressed to Optionor at the address for Optionor as set forth in Paragraph 15 above, or addressed to such other address or addresses as Optionor may from time to time designate to Optionee in writing. Any notice shall be deemed to have been served at the time the same was posted.

             21. Miscellaneous.

                 (a) ENTIRE AGREEMENT. This Agreement contains all of the agreements and understandings relating to the exercise of the Option and the obligations of the Optionor and Optionee in connection with such exercise. Optionor has not made, and Optionee is not relying upon, any warranties, or representations, promises or statements made by Optionor or any agent of Optionor, except as expressly set forth in the Agreement. This Agreement supersedes any and all prior agreements and understandings between Optionor and Optionee and alone expresses the agreement of the parties.

                 (b) AMENDMENTS. This Agreement shall not be amended, changed or modified in any way unless in writing executed by Optionor and Optionee. Optionor shall not have waived or released any of its rights hereunder unless in writing and executed by Optionor.

                 (c) SUCCESSORS. Except as expressly provided herein, this Agreement and the obligations of Optionor and Optionce contained herein shall bind and benefit the successors and assigns of the parties hereto.

                 (d) FORCE MAJEURE. Optionor shall incur no liability to Optionee with respect to, and shall not be responsible for any failure to perform, any of Optionor's obligations hereunder if such failure is caused by reason of strike, other labor trouble, detrimental rule, regulations, ordinance, statute, or interpretation, or by fire, earthquake, civil commotion, or failure or disruption of utility services, or any and all other causes reasonably beyond control of Optionor. The amount of time for Optionor to perform any of Optionor's obligations shall be extended by the amount of time Optionor is delayed in performing such obligation by reason of such force majeure occurrence.

                 (e) GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

                 (f) CAPTIONS. All captions, headings, titles, numerical references and computer highlighting are for convenience only and shall have no effect on the interpretation of this Agreement.

                 (g) INTERPRETATION. Optionor and Optionee acknowledge that they have read and reviewed this Agreement and that they have had the opportunity to confer with counsel in negotiation of this Agreement. Accordingly, this Agreement shall be construed neither for nor against Optionor or Optionee, but shall be given a fair and reasonable interpretation in accordance with the meaning of its terms and intent of the parties.

                 (h) NUMBER AND GENDER. All terms and words used in this Agreement, regardless of the number and gender in which they are used, shall be deemed to include the appropriate number and gender, as the context may require.

                 (i) EXHIBITS:       Exhibit "A" - Property Description
                                     Exhibit "B" - Memorandum of Option
                                     Exhibit "C" - Notice of Exercise

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

OPTIONOR:                              OPTIONEE:

                                       VINIFERA INC.


 /s/ Gianni Neve
-------------------------------
    GIANNI NEVE
                                       By:  /s/ J. Bouckaert
                                           -------------------------------------
  /s/ Maria Neve                                Joseph Bouckaert
-------------------------------        Its:     J. Bouckaert, President
    MARIA NEVE                             -------------------------------------






                               [Exhibits Attached]

                           [Acknowledgments Attached]

STATE OF CALIFORNIA        )
                           ) SS
COUNTY OF SONOMA           )

     On this 28th day of April, 1999, before me, a Notary Public, State of California, duly commissioned and sworn, personally appeared: Maria Neve known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same.



Official Seal:                          /S/ Dee A. J. Hernlund
                                       ----------------------------------------
                                       Notary Public
                                       My Commission Expires:    March 28, 2003
                                                             -------------------





          Dee A. J. Hernlund
          Comm. #1214328
          NOTARY PUBLIC - CALIFORNIA
          Sonoma County
          My Comm. Expires Mar. 28, 2003

STATE OF CALIFORNIA        )
                           ) SS
COUNTY OF SONOMA           )

     On this 28th day of April, 1999, before me, a Notary Public, State of California, duly commissioned and sworn, personally appeared: Gianni Neve known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same.


Official Seal:                          /S/ Dee A. J. Hernlund
                                       ----------------------------------------
                                       Notary Public
                                       My Commission Expires:    March 28, 2003
                                                             -------------------





          Dee A. J. Hernlund
          Comm. #1214328
          NOTARY PUBLIC - CALIFORNIA
          Sonoma County
          My Comm. Expires Mar. 28, 2003

STATE OF CALIFORNIA        )
                           ) SS
COUNTY OF SONOMA           )

     On this 28t day of April, 1999, before me, a Notary Public, State of California, duly commissioned and sworn, personally appeared: Joseph A. Bouckaert known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed the same.


Official Seal:                          /S/ Dee A. J. Hernlund
                                       ----------------------------------------
                                        Notary Public
                                       My Commission Expires:    March 28, 2003
                                                             -------------------





          Dee A. J. Hernlund
          Comm. #1214328
          NOTARY PUBLIC - CALIFORNIA
          Sonoma County
          My Comm. Expires Mar. 28, 2003

                     FIRST AMENDMENT TO LEASE OF LAND AND
                     ------------------------------------
                  IMPROVEMENTS LOCATED AT 4288 BODEGA AVENUE
                  ------------------------------------------


This First Amendment to Lease of Land and Improvements Located at 4288 Bodega Avenue (this "First Amendment") is made and entered into as of April 27, 1999, by and between GIANNI NEVE and MARIA NEVE COLLECTIVELY, "Landlord" without regard to number or gender) and VINIFERA, INC. ("Tenant").


                                    RECITALS
                                    --------

         A. Landlord is the owner of all of that certain real property commonly known as 4288 Bodega Avenue, Petaluma, California 94952 (the "Property").

         B. Landlord and Tenant entered into a written lease dated as of February 1, 1996 (the "Lease"), whereby Landlord leased the Property to Tenant for a five (5) year term, commencing on February 1, 1996 and expiring on January 31, 2001, at a rental of Twelve Thousand Five Hundred Dollars ($12,500.00) per month.

         C. Pursuant to Article 22 of the Lease, Landlord granted an option to purchase to Tenant (the "Original Option") exercisable by Tenant during the period February 1, 1996 through January 31, 1999. The Lease referred to and incorporated an option agreement dated as of February 1, 1996 (the "Original Option Agreement") and a purchase and sale agreement and escrow instructions dated as of February 1, 1996 (the "Purchase and Sale Agreement"). Pursuant to the Original Option Agreement, Landlord and Tenant recorded a Memorandum of Option to Purchase on May 7, 1996, in the Official Records of Sonoma County, Document No. 1996 0040886 (the "Original Memorandum of Option").

         D. Tenant duly exercised the Original Option on January 30, 1999. Subsequent to the exercise of the Original Option, Landlord requested Tenant to delay the purchase of the Property until February 1, 2001 for personal and financial reasons.

         E. Landlord and Tenant now wish to amend the Lease to extend the initial term, increase the Rent and grant Tenant a new Option to Purchase in accordance with the Option Agreement and Purchase and Sale Agreement attached hereto as EXHIBITS "A" and "B", respectively.


                                    AGREEMENT
                                    ---------

         NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to and do hereby amend the Lease in the following respects:

         1. DEFINED TERMS. All undefined terms used herein shall have the same respective meanings as are given to them in the Lease, unless expressly provided otherwise by the terms of this First Amendment.

         2. LEASE TERM. The initial term of the Lease is hereby extended to and including January 31, 2003.

         3. OPTIONS TO EXTEND. Landlord and Tenant hereby acknowledge that the two (2) five (5) year Options to Extend contained in Article 20 of the Lease shall remain in full force and effect. The first Option to Extend, if exercised by Tenant, will commence on February 1, 2003. The Base Rent for each year of the first five (5) year extension shall be one hundred five percent (105%) of the Base Rent for the last year of the original term of the Lease. The Base Rent for each year of the second five (5) year extension shall be one hundred five percent (105%) of the Base Rent for the last year of the first five (5) year extension.

         4. OPTION TO PURCHASE. Article 22 of the Lease is hereby deleted in its entirety and replaced with the following: Landlord grants to Tenant the Option to Purchase the Property in accordance with the provisions of the Option Agreement and the Purchase and Sale Agreement attached hereto as Exhibits "A" and "B", respectively, which now replace Exhibits "C" and "D" attached to the Lease. The Option to Purchase shall be exercisable by Tenant during the period February 1, 2001 to and including February 2, 2003 (the "Option Period").

         5. BASE RENT. The Base Rent payable by Tenant pursuant to the Lease shall be increased two percent (2%) per year commencing on February 1, 1999, as follows:

         PERIOD                                                MONTHLY BASE RENT
         ------                                                -----------------

         May 1, 1999 through January 31, 2000                        $12,750.00
         February 1, 2000 through January 31, 2001                   $13,005.00
         February 1, 2001 through January 31, 2002                   $13,265.00
         February 1, 2002 through January 31, 2003                   $13,530.00

         6. ADDITIONAL SPACE. Landlord agrees to rent two units (the "Two Units") of the house structure located on the Property not occupied by Landlord to Tenant free of all tenants. Landlord shall be allowed to occupy the area in the house structure currently being occupied by Landlord during the term of this Lease. Landlord shall remove the tenants from the Two Units at Landlord's sole cost. Tenant shall pay rent to Landlord for the Two Units in the amount of Five Hundred Dollars ($500.00) per unit with the rent obligation to begin on delivery of possession. The lease for the Two Units shall provide in part that the units are leased "As-Is" and Tenant shall bear sole responsibility to maintain the premises.

         7.  MISCELLANEOUS.

                 a. Except as modified herein, the Lease shall remain unmodified and in full force and effect.

                 b. The provisions of this First Amendment shall bind and inure to the benefit of the heirs, representatives, successors and permitted assigns of the Parties hereto.

                 c. This First Amendment may be executed in several counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and same Agreement.

                 d. The Parties agree to cooperate with one another and to execute any additional documents necessary to reflect the agreements contained herein.

         IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first written above.

LANDLORD:                              TENANT:

                                       VINIFERA, INC.

 /s/ Gianni Neve
-------------------------------
     GIANNI NEVE
                                       By: /s/ J. Bouckaert
                                           -------------------------------
 /s/ Maria Neve                                Joseph Bouckaert
-------------------------------        Its:     J. Bouckaert; President
    MARIA NEVE                             -------------------------------


                                       By:  /s/ J. Bouckaert
                                           -------------------------------
                                                Joseph Bouckeart
                                       Its:     J. Bouckaert; Secretary
                                           -------------------------------